SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Small Cap Core Fund

Effective May 1, 2010, Di Kumble will no longer serve as portfolio manager of the above-listed fund. Effective as of such date, all references to Ms. Kumble are hereby deleted.

Effective May 1, 2010, the following person is added to the portfolio management team listed under the “Portfolio Manager(s)” sub–heading of the ”MANAGEMENT” section of the fund’s summary prospectus.

Russell Shtern, CFA, Vice President. Portfolio Manager of the fund. Joined the fund in 2010.

Please Retain This Supplement for Future Reference

April 30, 2010                                             [DWS INVESTMENTS LOGO]
DSCCF–3603                                              Deutsche Bank Group